Detail of Accrued Expenses and Other Current Liabilities (Notes)	12 Months Ended
Dec. 31, 2016
Detail of Accrued Expenses [Abstract]
Detail of Accrued Expenses and Other Current Liabilities
Accrued Expenses and Other Current Liabilities
Self-Insurance Accruals
We prepay CEOC for estimated employee medical insurance claims (health, dental and vision) with residual differences between estimated and actual claims being reported in due to/from affiliates. We are self-insured for workers’ compensation and other risk products through our captive insurance subsidiaries and provide insurance coverage to CEOC through these captives. We receive insurance premiums from CEOC on an installment basis, which are intended to cover claims processed on CEOC’s behalf.
Our insurance claims and reserves include accruals of estimated settlements for known claims, as well as accruals of actuarial estimates of incurred but not reported claims. In estimating these reserves, historical loss experience and judgments about the expected levels of costs per claim are considered. These claims are accounted for based on actuarial estimates of the undiscounted claims, including those claims incurred but not reported. We believe the use of actuarial methods to account for these liabilities provides a consistent and effective way to measure these highly judgmental accruals. We regularly monitor the potential for changes in estimates, evaluate our insurance accruals, and adjust our recorded provisions. Self-insurance accruals are included in the table below.
Detail of Accrued Expenses and Other Current Liabilities

	As of December 31,
(In millions)	2016	2015
Payroll and other compensation	$155	$156
Self-insurance claims and reserves	179	179
Advance deposits	87	76
Payable to former Minority Investors and holders of CIE equity awards (See Note 17)	63	—
Accrued taxes	28	30
Chip and token liability	20	17
Other accruals	132	92
Total accrued expenses and other current liabilities	$664	$550